UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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ETF SERIES SOLUTIONS

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ClearShares OCIO ETF (OCIO)
ClearShares Ultra-Short Maturity ETF (OPER)
each a series of ETF Series Solutions
615 East Michigan Street, Milwaukee, Wisconsin 53202
[Shareholder Letter Date], 2021
Dear Shareholder:
I am writing to inform you about an upcoming joint special meeting (the “Special Meeting”) of the shareholders of the ClearShares OCIO ETF and the ClearShares Ultra-Short Maturity ETF (each, a “Fund,” and, together, the “Funds”), each a series of ETF Series Solutions (the “Trust”). The Special Meeting is being held to seek shareholder approval of the proposals (the “Proposals”) discussed below and in the accompanying Proxy Statement:
PROPOSAL 1:    For shareholders of the ClearShares OCIO ETF, to approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, ClearShares LLC, and Blueprint Investment Partners LLC. No increase in shareholder fees or expenses is being proposed.
PROPOSAL 2:    For shareholders of ClearShares Ultra-Short Maturity ETF, to approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, ClearShares LLC, and Piton Investment Management, L.P. No increase in shareholder fees or expenses is being proposed.
PROPOSAL 3:    For shareholders of each Fund, separately, to approve a “manager of managers” arrangement that would grant the applicable Fund and its investment adviser greater flexibility to change sub-advisory arrangements without shareholder approval, subject to prior approval by the Trust’s Board of Trustees. No increase in shareholder fees or expenses is being proposed.
ClearShares and the Board of Trustees of the Trust believe that each Proposal is in the best interest of the relevant Fund and its shareholders and recommends that you vote “FOR” each proposal applicable to your Fund. Importantly, approval of the Proposals will not result in any increase in shareholder fees or expenses.
Enclosed you will find a notice of the Special Meeting, a Proxy Statement with additional information about the Proposals, and a proxy card with instructions for voting. Following this letter, you will find questions and answers regarding the Proxy Statement that are designed to help you understand the Proxy Statement and how to cast your votes. These questions and answers are being provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully.
For your convenience, there are several ways you can vote:
By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
By Telephone: Call the number printed on the enclosed proxy card(s);
By Internet: Access the website address printed on the enclosed proxy card(s); or
In Person: Attend the Special Meeting as described in the Proxy Statement.
The Special Meeting is scheduled to be held at 11:00 a.m. Central time on October 1, 2021, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. If you are a shareholder of record as of the close of business on August 16, 2021, you are entitled to vote at the Special Meeting and at any adjournment thereof. Your vote is extremely important. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the internet.
We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website [proxy website link], and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Special Meeting in the
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event that, as of October 1, 2021, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
If you have any questions regarding a Proposal or the Proxy Statement, please do not hesitate to call toll-free [ ]. Representatives will be available Monday through Friday 10 a.m. to 8 p.m. Eastern time. Thank you for taking the time to consider these important proposals and your continuing investment in the Funds.
Sincerely,

Michael D. Barolsky
Vice President and Secretary
ETF Series Solutions
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ClearShares OCIO ETF (OCIO)
ClearShares Ultra-Short Maturity ETF (OPER)
each a series of ETF Series Solutions
615 East Michigan Street, Milwaukee, Wisconsin 53202

NOTICE OF JOINT SPECIAL MEETING
to be held October 1, 2021
A joint special meeting of shareholders (the “Special Meeting”) of the ClearShares OCIO ETF and the ClearShares Ultra-Short Maturity ETF (each, a “Fund” and, together, the “Funds”), each a series of ETF Series Solutions (the “Trust”), will be held on October 1, 2021, at 11:00 a.m. Central time at the offices of the Funds’ administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. At the Special Meeting, shareholders of the Funds will be asked to act upon the following proposals:

PROPOSAL 1:
For shareholders of the ClearShares OCIO ETF, to approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, ClearShares LLC, and Blueprint Investment Partners LLC. No increase in shareholder fees or expenses is being proposed.

PROPOSAL 2:
For shareholders of ClearShares Ultra-Short Maturity ETF, to approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, ClearShares LLC, and Piton Investment Management, L.P.  No increase in shareholder fees or expenses is being proposed.

PROPOSAL 3:
For shareholders of each Fund, separately, to approve a “manager of managers” arrangement that would grant the applicable Fund and its investment adviser greater flexibility to change sub-advisory arrangements without shareholder approval, subject to prior approval by the Trust’s Board of Trustees.  No increase in shareholder fees or expenses is being proposed.

CLEARSHARES AND THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” EACH PROPOSAL
APPLICABLE TO YOUR FUND(S).
The Trust’s Board of Trustees has fixed the close of business on August 16, 2021, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.
Please read the accompanying Proxy Statement. Your vote is very important to us regardless of the number of shares you hold. Shareholders who do not expect to attend the Special Meeting are requested to complete, sign, and promptly return the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted for the applicable Fund. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the website shown on your proxy card to vote over the internet. Proxies may be revoked prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting, delivering a subsequently dated proxy card by any of the methods described above, or by voting in person at the Special Meeting.
We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website [proxy website link], and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Special Meeting in the event that, as of October 1, 2021, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
By Order of the Board of Trustees

Michael D. Barolsky
Vice President and Secretary
ETF Series Solutions

[Shareholder Letter Date], 2021
Q&A-1

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS
Below is a brief overview of the matters being submitted to a shareholder vote at the joint special meeting of shareholders (the “Special Meeting”) to be held on October 1, 2021. Your vote is important, no matter how large or small your holdings may be. Please read the full text of the proxy statement (“Proxy Statement”), which contains additional information about the proposals (the “Proposals”), and keep it for future reference.
QUESTIONS AND ANSWERS
Q. Why are you sending me this information?
A. You are receiving these proxy materials because you have the right to vote on important proposals concerning your investment in the ClearShares OCIO ETF and/or ClearShares Ultra-Short Maturity ETF (each, a “Fund” and, together, the “Funds”).
Q. What are the Proposals being considered at the Special Meeting?
A. Depending on which Fund(s) you own, you are being asked to vote on the following proposals:
PROPOSAL 1: For shareholders of the ClearShares OCIO ETF, to approve a new investment sub-advisory agreement among ETF Series Solutions (the “Trust”), on behalf of the Fund, ClearShares LLC (the “Adviser” or “ClearShares”), and Blueprint Investment Partners (“Blueprint”). No increase in shareholder fees or expenses is being proposed.
PROPOSAL 2: For shareholders of ClearShares Ultra-Short Maturity ETF, to approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, the Adviser, and Piton Investment Management, L.P. (“Piton”). No increase in shareholder fees or expenses is being proposed.
PROPOSAL 3: For shareholders of each Fund, separately, to approve a “manager of managers” arrangement that would grant the applicable Fund and its investment adviser greater flexibility to change sub-advisory arrangements without shareholder approval, subject to prior approval by the Trust’s Board of Trustees. No increase in shareholder fees or expenses is being proposed.
Q. Will the Proposals affect the investments made by the Funds?
A. No. Approval of the Proposals by a Fund’s shareholders will not have any effect on the principal investment strategies used by such Fund.
Q. Will the Proposals result in any changes in the fees or expenses payable by the Funds?
A. No. Approval of the Proposals by a Fund’s shareholders will not affect the fees or expenses payable by such Fund.  If the applicable new investment sub-advisory agreement is approved by a Fund’s shareholders, Blueprint or Piton, as applicable, will be compensated by ClearShares and not by the relevant Fund.
Q. Why am I being asked to approve a new investment sub-advisory agreement for a Fund?
A. ClearShares, the Funds’ investment adviser, is permitted under the terms of the current Investment Advisory Agreement to select and retain sub-advisers on behalf of the Funds. ClearShares shall supervise the activities of the sub-adviser(s), and the retention of a sub-adviser shall not relieve the Adviser of its responsibilities under the Investment Advisory Agreement. Under the Investment Company Act of 1940, as amended (the “1940 Act”), a fund’s shareholders generally must approve any new investment advisory agreement for a fund, including a sub-advisory agreement.
Upon shareholder approval, Piton will become the sub-adviser to the ClearShares Ultra-Short Maturity ETF and Blueprint will become the sub-adviser to the ClearShares OCIO ETF, pursuant to separate investment sub-advisory agreements that were approved by the Fund’s Board of Trustees (the “Board’) at in-person meetings of the Board held on April 21, 2021 and July 22, 2021, respectively. The Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the applicable Fund (the “Independent Trustees”), approved each new investment sub-advisory agreement among the Trust, on behalf of each Fund, the Adviser, and the applicable sub-adviser. Under the 1940 Act, the approval of a Fund’s new investment sub-advisory agreement also requires the affirmative vote of a “majority of the outstanding voting securities” of the applicable Fund. Accordingly, you are being asked to approve the new agreement.
Q&A-1

Q. Will there be any changes in the services provided by ClearShares to a Fund under the new investment sub-advisory agreement?
A. No. ClearShares will continue to have overall responsibility for the general management and administration of the ClearShares OCIO ETF and the ClearShares Ultra-Short Maturity ETF and will provide oversight of each Fund’s applicable sub-adviser, monitor the sub-adviser’s buying and selling of securities for the Fund, and review the sub-adviser’s performance.
Q. Will there be any changes to the portfolio management team for my Fund?
A. Yes, there will be a change in the portfolio management team that supports the ClearShares OCIO ETF. Jonathan Robinson and Brandon Langley, each of Blueprint Investment Partners LLC, will be jointly and primarily responsible for the day-to-day management of the ClearShares OCIO ETF, upon shareholder approval of Proposal 1.
With respect to the ClearShares Ultra-Short Maturity ETF, however, there is no proposed change to the Fund’s portfolio management team. Upon shareholder approval of Proposal 2, Frank Codey and James Fortescue will continue to be jointly and primarily responsible for the day-to-day management of the ClearShares Ultra-Short Maturity ETF.
Q. Will there be any changes to a Fund’s investment policies, strategies or risks in connection with the new investment sub-advisory agreement?
A. With respect to the ClearShares OCIO ETF, there will be non-material changes to the Fund’s investment policies, strategies, and risks as a result of the new investment sub-advisory agreement with Blueprint: (1) the sub-adviser will select investments for the Fund based on the quantitative algorithms and proprietary calculations of price trends developed by the sub-adviser and (2) the valuation metrics included in the sub-adviser’s analysis of equity securities will include volatility, correlation, expected return, and dividend yields. With respect to the ClearShares Ultra-Short Maturity ETF, the Fund’s investment policies, strategies, and risks will not change as a result of the new investment sub-advisory agreement.
Q. What will happen if Fund shareholders do not approve the new investment sub-advisory agreement?
A. If a new investment sub-advisory agreement is not approved by a Fund’s shareholders, the Board will take such action as it deems necessary and in the best interests of such Fund and its shareholders, which may include further solicitation of such Fund’s shareholders or solicitation of the approval of different proposals. The new sub-advisory agreement will take effect with respect to a Fund upon approval by such Fund’s shareholders, regardless of the status of the approval of the new sub-advisory agreement by the shareholders of the other Fund.
Q. Why am I being asked to vote on Proposal 3?
A. Previously, the Trust received exemptive relief from the Securities and Exchange Commission (the “SEC”) that provides ClearShares with the flexibility to enter into and materially amend sub-advisory agreements with affiliated or unaffiliated sub-advisers, with the approval of the Board, but without shareholder approval. This exemptive relief would allow the Funds to avoid the costs and delays associated with holding a shareholder meeting. This relief is referred to as “manager of managers” relief.
The proposed “manager of managers” arrangement will empower the Board, on behalf of the Funds, to approve a new sub-adviser, or change an existing sub-adviser, without a proxy solicitation. Under the arrangement, shareholders will receive substantially the same information about a sub-adviser change as they would have received if they had received voting materials for the change. This information will be delivered to shareholders within 90 days after the change. The Board, including a majority of the Independent Trustees, is required to approve any agreement with a new sub-adviser or any change in an existing sub-adviser’s agreement.
Q. Would the Funds have to pay more fees or expenses with the “manager of managers” structure?
A. No. If a new sub-adviser charges a higher fee than its predecessor (or if an existing sub-adviser increases its fee), and the Board, including a majority of Independent Trustees, approves the higher sub-advisory fee, ClearShares would not be permitted to pass these costs on to the Funds without first obtaining shareholder approval via proxy solicitation. Therefore, a new sub-adviser may charge a higher fee than its predecessor (or an existing sub-adviser may increase its fee), subject to Board approval, without obtaining shareholder approval, as long as the increase in sub-advisory fees does not result in an increase in the Fund’s overall management fee.
Q&A-2

Q. How does the Board recommend that I vote in connection with the Proposals?
A. The Board unanimously recommends that you vote “FOR” the approval of the Proposals described in the Proxy Statement.
OTHER MATTERS
Q. Will my Fund pay for this proxy solicitation?
A. No. The Adviser or its affiliates will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials.
Q. How can I vote my shares?
A. For your convenience, there are several ways you can vote:
By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
By Telephone: Call the number printed on the enclosed proxy card(s);
By Internet: Access the website address printed on the enclosed proxy card(s); or
In Person: Attend the Special Meeting as described in the Proxy Statement.
We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website [proxy website link], and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed above, in advance of the Special Meeting in the event that, as of October 1, 2021, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
Q. How may I revoke my proxy?
A. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Special Meeting and voting in person. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Special Meeting in order to vote in person. Any letter of revocation or later-dated proxy must be received by the appropriate Fund prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked.
Q. Where can I obtain additional information about this Proxy Statement?
A. If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call our proxy solicitor, [Proxy Solicitor], at [proxy phone number]. Representatives are available to assist you Monday through Friday, 10:00 a.m. to 8:00 p.m. Eastern time.
Q&A-3

ClearShares OCIO ETF (OCIO)
ClearShares Ultra-Short Maturity ETF (OPER)
each a series of ETF Series Solutions
615 East Michigan Street
Milwaukee, Wisconsin 53202

PROXY STATEMENT [ ], 2021
This Proxy Statement is being furnished to the shareholders of the ClearShares OCIO ETF and the ClearShares Ultra-Short Maturity ETF (each, a “Fund,” and, together, the “Funds”), each a series of ETF Series Solutions (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board”) in connection with each Fund’s solicitation of its shareholders’ proxies for use at a joint special meeting of shareholders of the Funds (the “Special Meeting”) to be held on October 1, 2021, at 11:00 a.m. Central time at the offices of the Fund’s administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the purposes set forth below and in the accompanying Notice of Special Meeting.
Shareholders of record at the close of business on the record date, established as August 16, 2021 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is [Mailing Date], 2021. The Special Meeting will be held to obtain shareholder approval for the following proposals (the “Proposals”):
PROPOSAL 1: For shareholders of the ClearShares OCIO ETF, to approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, ClearShares LLC (the “Adviser” or “ClearShares”), and Blueprint Investment Partners LLC (“Blueprint”). No increase in shareholder fees or expenses is being proposed.
PROPOSAL 2: For shareholders of ClearShares Ultra-Short Maturity ETF, to approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, ClearShares, and Piton Investment Management, L.P. (“Piton”). No increase in shareholder fees or expenses is being proposed.
PROPOSAL 3: For shareholders of each Fund, separately, to approve a “manager of managers” arrangement that would grant the applicable Fund and its investment adviser greater flexibility to change sub-advisory arrangements without shareholder approval, subject to prior approval by the Trust’s Board of Trustees. No increase in shareholder fees or expenses is being proposed.
At your request, the Trust will send you a free copy of the relevant Fund’s most recent audited annual report or its current prospectus and statement of additional information (“SAI”). Please call the Funds at 1-800-617-0004 or write to the relevant Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, to request an annual report, prospectus, or SAI, or with any questions you may have relating to this Proxy Statement.
PROPOSAL 1: APPROVAL OF SUB-ADVISORY AGREEMENT FOR
THE CLEARSHARES OCIO ETF
Background. ClearShares, the Fund’s investment adviser, is an investment adviser registered with the U.S. Securities and Exchange Commissions (“SEC”) and has provided investment advisory services to the Fund since its inception. Under the Investment Advisory Agreement, ClearShares has the ability to select and retain sub-advisers on behalf of the Fund. ClearShares has proposed adding Blueprint as investment sub-adviser for the ClearShares OCIO ETF in order to have Blueprint assume responsibility for the day-to-day management of the Fund. In that capacity, Blueprint will assume responsibility for daily monitoring of Fund positions, monitoring portfolio holdings for adherence to investment restrictions, all subject to the supervision of the Adviser and the Board. The Fund will continue to be managed with the same investment objective and ClearShares will continue to serve as the Fund’s investment adviser and maintain overall responsibility for the general management and administration of the Fund.
Jonathan Robinson and Brandon Langley, each of Blueprint, will be jointly and primarily responsible for the day-to-day management of the ClearShares OCIO ETF, upon shareholder approval of the Sub-Advisory Agreement. In addition, there will be non-material changes to the Fund’s investment policies, strategies, and risks as a result of the new investment sub-advisory agreement with Blueprint: (1) the sub-adviser will select investments for the Fund based on the quantitative algorithms and proprietary calculations of price trends developed by the sub-adviser and (2) the valuation metrics included in the sub-adviser’s analysis of equity securities will include volatility, correlation, expected return, and dividend yields.
At a meeting of the Board, held on July 22, 2021 (the “Meeting”), ClearShares requested, and the Board, including a majority of the Trustees who are not interested persons of the Trust, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved the investment sub-advisory agreement among ClearShares, Blueprint, and the Trust, on behalf of the ClearShares OCIO ETF.

Under the 1940 Act, the approval of a new investment sub-advisory agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Accordingly, you are being asked to approve the investment sub-advisory agreement (the “Sub-Advisory Agreement”) for the ClearShares OCIO ETF.
ClearShares and the Board believe the Proposal is in the best interest of the ClearShares OCIO ETF and its shareholders and recommend that you vote “FOR” the Proposal. Importantly, approval of the Proposal will not result in any increase in shareholder fees or expenses.
Information About Blueprint. Blueprint Investment Partners LLC’s principal office is located at 1250 Revolution Mill Drive, Suite 150, Greensboro, North Carolina 27405. Blueprint is a registered investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Blueprint was organized in 2013 to provide portfolio management services to registered investment companies, institutional clients, and other investment advisers. Blueprint is controlled by Jonathan Robinson, Brandon Langley, and Thomas Mayes. The following table sets forth the name, position and principal occupation of each of the current principal officers of Blueprint, each of whom can be located through Blueprint’s principal office location.

Name	Position/Principal Occupation
Jonathan Robinson	Chief Executive Officer and Managing Member
Brandon Langley	Chief Compliance Officer and Managing Member
Rick Bone	Partner and Director of Business Development
Thomas Mayes	Partner
No Trustee or officer of Blueprint currently holds any position with ClearShares or its affiliated persons. Blueprint does not serve as investment adviser or sub-adviser to any other funds with an investment objective similar to the Fund.
If the Proposal is approved by the Fund’s shareholders, the Sub-Advisory Agreement is expected to become effective upon its approval at the Special Meeting. If the Proposal is not approved by the Fund’s shareholders, the Board will consider alternatives for the Fund and take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include further solicitation of the Fund’s shareholders to approve either the Sub-Advisory Agreement or a different, newly proposed sub-advisory agreement.
Summary of the Terms of the Sub-Advisory Agreement. A copy of the form of the Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the material terms of the Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit A.
Duration and Termination. If approved by shareholders of the Fund, the Sub-Advisory Agreement will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, continuation of the Sub-Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees.
The Sub-Advisory Agreement may be terminated without penalty (i) by vote of a majority of the Board, (ii) by vote of a majority of the outstanding voting securities of a Fund, or (iii) by the Adviser, in each case, upon 60 days’ written notice to the Sub-Adviser. The Sub-Advisory Agreement may be terminated without penalty by the Sub-Adviser upon 90 days’ written notice to the Adviser and the Board.
Sub-Advisory Services. The Sub-Advisory Agreement provides that, in conjunction with the Adviser, the Sub-Adviser will make investment decisions for and place all orders for the purchase and sale of securities for the Fund’s investment portfolio, all on behalf of the Fund and subject to the oversight of the Fund’s Board and the Adviser. In performing its duties under the Sub-Advisory Agreement, the sub-adviser will monitor the Fund’s investments and will comply with the provisions of the Fund’s organizational documents and the stated investment objectives, policies and restrictions of the Fund.
Management Fees. Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the unified management fee it receives from the Fund. The Adviser will pay the Sub-Adviser a sub-advisory fee of (i) 0.06% of the average daily net assets of the Fund up to the level of the Fund’s net assets as of the commencement of the Sub-Advisory Agreement, and (ii) 0.10% of the average daily net assets of the Fund greater than that amount. The annual rate of portfolio management fees payable to the Sub-Adviser is calculated daily and paid monthly. The sub-advisory fee is paid by the Adviser, and not by the Fund. Consequently, the advisory fee will not change for the Fund as a result of the approval of Proposal 1. If approved, the ClearShares OCIO ETF will continue to pay a unified management fee equal to 0.55% of the Fund’s average daily net assets.
As Blueprint did not serve as sub-adviser to the Fund during the fiscal year ended May 31, 2021, Blueprint did not receive any sub‑advisory fees during that period from the Fund. If Blueprint had served as sub-adviser during the fiscal period ended May 31, 2021, ClearShares would have paid Blueprint $[ ] in sub-advisory fees under the proposed Sub-Advisory Agreement.

Brokerage Policies. The Sub-Advisory Agreement authorizes Blueprint to select the brokers or dealers that will execute the purchases and sales of Fund securities and directs Blueprint to seek for the Fund the most favorable execution and net price available under the circumstances. Blueprint may cause the Fund to pay a broker a commission more than that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research and other services provided by the broker to Blueprint.
Payment of Expenses. Under the Sub-Advisory Agreement, Blueprint agrees to bear all of its expenses in connection with the performance of its services under the Sub-Advisory Agreement, including provision of personnel, office space, and equipment reasonably necessary to provide sub-advisory services to the Fund.
Other Provisions. The Sub-Advisory Agreement provides that in the absence of willful misfeasance, fraud, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the agreement on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.
Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the Sub-Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. Shareholders of the Fund are being asked to approve the Sub-Advisory Agreement. The Board was presented with information demonstrating that the Sub-Advisory Agreement would enable the Fund’s shareholders to continue to obtain quality services at a cost that is fair and reasonable.
ClearShares has recommended, and the Board, including a majority of the Independent Trustees, at the Meeting, approved the Sub-Advisory Agreement. In considering the Sub-Advisory Agreement, the Board took into consideration (i) the nature, extent, and quality of the services to be provided by Blueprint; (ii) estimated cost of the services to be provided by Blueprint and the profits expected to be realized by Blueprint from providing such services, including any fall-out benefits enjoyed by Blueprint or its affiliates; (iii) the extent to which the sub-advisory fee for the Fund reflects economies of scale shared with Fund shareholders; (iv) the fact that the fees payable to Blueprint under the Sub-Advisory Agreement would by payable by ClearShares and therefore not impact the overall unified fee paid by the Fund; and (v) other factors the Board deemed to be relevant.
Prior to and during the Meeting, a representative from Blueprint, along with representatives from other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Sub-Advisory Agreement. The Board then discussed the written materials and oral presentation that it had received, and any other information that the Board received, at the Meeting and deliberated on the approval of the Sub-Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.
Nature, Extent, and Quality of Services to be Provided. The Board considered the scope of services that Blueprint would provide under the Sub-Advisory Agreement, noting that Blueprint would provide investment management services to the Fund. The Board noted the responsibilities that Blueprint would have as the Fund’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of the Fund’s shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with relevant law; responsibility for daily monitoring of portfolio exposures and quarterly reporting to the Board; proxy voting with respect to securities held by the Fund; and implementation of Board directives as they relate to the Fund.
In considering the nature, extent, and quality of services to be provided by Blueprint, the Board considered Blueprint’s experience serving as sub-adviser to other ETFs in a capacity similar to which it will serve as sub-adviser to the Fund. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Blueprint will provide to the Fund under the Sub-Advisory Agreement.
Historical Performance. The Board noted that Blueprint has not previously managed the Fund and consequently, the Fund’s historical performance was not relevant to their determination. The Trustees received information in the Meeting regarding the performance of other investment vehicles managed by Blueprint, as well as the performance of another ETF for which Blueprint has served as sub-adviser. The Board concluded that Blueprint’s investment performance supported the decision to approve the Sub-Advisory Agreement.
Costs of Services to be Provided and Economies of Scale. The Board reviewed the sub-advisory fee to be paid by ClearShares to Blueprint for its services to the Fund. The Board considered the fees to be paid to Blueprint would be paid by ClearShares from the fee ClearShares received from the Fund and noted that the fee reflected an arm’s-length negotiation between ClearShares and Blueprint. The Board further determined the fee reflected an appropriate allocation of the advisory fee paid to each adviser given the work performed by each firm. The Board also evaluated the compensation and benefits expected to be received by Blueprint from its relationship with the Fund, taking into account an analysis of Blueprint’s estimated profitability with respect to the Fund.

The Board expressed the view that it currently appeared that Blueprint might realize economies of scale in managing the Fund as assets grow in size. The Board determined that it would monitor fees as the Fund’s assets grow to determine whether economies of scale were being effectively shared with the Fund and its shareholders.
Conclusion. No single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

PROPOSAL 2: APPROVAL OF SUB-ADVISORY AGREEMENT FOR
THE CLEARSHARES ULTRA-SHORT MATURITY ETF

Background. ClearShares, the Fund’s investment adviser, is an investment adviser registered with the SEC and has provided investment advisory services to the Fund since its inception. Under the Investment Advisory Agreement, ClearShares has the ability to select and retain sub-advisers on behalf of the Fund. ClearShares has proposed adding Piton as investment sub-adviser for the ClearShares Ultra-Short Maturity ETF in order to have Piton assume responsibility for the day-to-day management of the Fund. In that capacity, Piton will assume responsibility for daily monitoring of Fund positions, monitoring portfolio holdings for adherence to investment restrictions, all subject to the supervision of the Adviser and the Board. The Fund will continue to be managed with the same investment objective and ClearShares will continue to serve as the Fund’s investment adviser and maintain overall responsibility for the general management and administration of the Fund. The Portfolio Managers currently serving the Fund, Frank Codey of ClearShares, and James Fortescue of Piton, will continue to serve as the Fund’s portfolio managers. There will not be any changes to the Fund’s investment policies, strategies or risks in connection with the new investment sub-advisory agreement.
At a meeting of the Board, held on April 21, 2021 (the “Meeting”), ClearShares requested, and the Board, including a majority of the Independent Trustees, approved the investment sub-advisory agreement among ClearShares, Piton, and the Trust, on behalf of the ClearShares Ultra-Short Maturity ETF.
Under the 1940 Act, the approval of a new investment sub-advisory agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Accordingly, you are being asked to approve the investment sub-advisory agreement (the “Sub-Advisory Agreement”) for the ClearShares Ultra-Short Maturity ETF.
ClearShares and the Board believe the Proposal is in the best interest of the ClearShares Ultra-Short Maturity ETF and its shareholders and recommend that you vote “FOR” the Proposal. Importantly, approval of the Proposal will not result in any increase in shareholder fees or expenses.
Information About Piton. Piton Investment Management, L.P.’s principal office is located at 420 Lexington Avenue, Suite 428, New York, New York 10170. Piton is a registered investment adviser with the SEC under the Advisers Act. Piton was formed in 2015 and in specializes in fixed-income investment management services to institutions, other investment advisers, and high net worth individuals. Piton Management, LLC, owns 96% of the outstanding shares of Piton and various limited partners own the remaining 4%. Piton Management, LLC is managed by James Fortescue and Kristopher Konrad. The following table sets forth the name, position and principal occupation of each of the current principal officers of Piton, each of whom can be located through Piton’s principal office location.

Name	Position/Principal Occupation
James Fortescue	Chief Executive Officer
Kristopher Konrad	Chief Investment Officer
James Slattery	Chief Financial Officer
Wilhelmina Sheridan	Chief Operating Officer
Brian Lockwood	Head of Fixed Income
Walter Gilmore	Chief Compliance Officer
No Trustee or officer of Piton currently holds any position with ClearShares or its affiliated persons. Piton does not serve as investment adviser or sub-adviser to any other funds with an investment objective similar to the Fund.
If the Proposal is approved by the Fund’s shareholders, the Sub-Advisory Agreement is expected to become effective upon its approval at the Special Meeting. If the Proposal is not approved by the Fund’s shareholders, the Board will consider alternatives for the Fund and take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include further solicitation of the Fund’s shareholders to approve either the Sub-Advisory Agreement or a different, newly proposed sub-advisory agreement.
Summary of the Terms of the Sub-Advisory Agreement. A copy of the form of the Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B. The following description of the material terms of the Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit B.
Duration and Termination. If approved by shareholders of the Fund, the Sub-Advisory Agreement will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, continuation of the Sub-Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees.
The Sub-Advisory Agreement may be terminated without penalty (i) by vote of a majority of the Board, (ii) by vote of a majority of the outstanding voting securities of a Fund, or (iii) by the Adviser, in each case, upon 60 days’ written notice to the Sub-Adviser. The Sub-Advisory Agreement may be terminated without penalty by the Sub-Adviser upon 90 days’ written notice to the Adviser and the Board.

Sub-Advisory Services. The Sub-Advisory Agreement provides that, in conjunction with the Adviser, the Sub-Adviser will make investment decisions for and place all orders for the purchase and sale of securities for the Fund’s investment portfolio, all on behalf of the Fund and subject to the oversight of the Fund’s Board and the Adviser. In performing its duties under the Sub-Advisory Agreement, the Sub-Adviser will monitor the Fund’s investments and will comply with the provisions of the Fund’s organizational documents and the stated investment objectives, policies and restrictions of the Fund.
Management Fees. Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the unified management fee it receives from the Fund. The Adviser will pay the Sub-Adviser a sub-advisory fee of 0.03% of the average daily net assets of the Fund. The annual rate of portfolio management fees payable to the Sub-Adviser is computed daily and paid monthly. The sub-advisory fee is paid by the Adviser, and not by the Fund. Consequently, the advisory fee will not change for the Fund as a result of the approval of Proposal 2. If approved, the ClearShares Ultra-Short Maturity ETF will continue to pay a unified management fee equal to 0.20% of the Fund’s average daily net assets.
As Piton did not serve as sub-adviser to the Fund during the fiscal year ended May 31, 2021, Piton did not receive any sub‑advisory fees during that period from the Fund. If Piton had served as sub-adviser during the fiscal period ended May 31, 2021, ClearShares would have paid Piton $[ ] in sub-advisory fees under the proposed Sub-Advisory Agreement.
Brokerage Policies. The Sub-Advisory Agreement authorizes Piton to select the brokers or dealers that will execute the purchases and sales of Fund securities and directs Piton to seek for the Fund the most favorable execution and net price available under the circumstances. Piton may cause the Fund to pay a broker a commission more than that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research and other services provided by the broker to Piton.
Payment of Expenses. Under the Sub-Advisory Agreement, Piton agrees to bear all of its expenses in connection with the performance of its services under the Sub-Advisory Agreement, including provision of personnel, office space, and equipment reasonably necessary to provide sub-advisory services to the Fund.
Other Provisions. The Sub-Advisory Agreement provides that in the absence of willful misfeasance, fraud, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the agreement on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.
Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the Sub-Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. Shareholders of the Fund are being asked to approve the Sub-Advisory Agreement. The Board was presented with information demonstrating that the Sub-Advisory Agreement would enable the Fund’s shareholders to continue to obtain quality services at a cost that is fair and reasonable.
ClearShares has recommended, and the Board, including a majority of the Independent Trustees, at the Meeting, approved the Sub-Advisory Agreement. In considering the Sub-Advisory Agreement, the Board took into consideration (i) the nature, extent, and quality of the services to be provided by Piton; (ii) the fact that the portfolio managers currently serving the Fund will remain the same; (iii) estimated cost of the services to be provided by Piton and the profits expected to be realized by Piton from providing such services, including any fall-out benefits enjoyed by Piton or its affiliates; (iv) the extent to which the sub-advisory fee for the Fund reflects economies of scale shared with Fund shareholders; (v) the fact that the fees payable to Piton under the Sub-Advisory Agreement would by payable by ClearShares and therefore not impact the overall unified management fee paid by the Fund; and (vi) other factors the Board deemed to be relevant.
Prior to and during the Meeting, a representative from Piton, along with representatives from other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Sub-Advisory Agreement. The Board then discussed the written materials and oral presentation that it had received, and any other information that the Board received, at the Meeting and deliberated on the approval of the Sub-Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.
Nature, Extent, and Quality of Services to be Provided. The Board considered the scope of services that Piton would provide under the Sub-Advisory Agreement, noting that Piton would provide investment management services to the Fund. The Board noted the responsibilities that Piton would have as the Fund’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of the Fund’s shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with relevant law; responsibility for daily monitoring of portfolio exposures and quarterly reporting to the Board; proxy voting with respect to securities held by the Fund; and implementation of Board directives as they relate to the Fund.

In considering the nature, extent, and quality of the services to be provided by Piton, the Board considered Piton’s experience providing investment management services to separately managed accounts and ETFs. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Piton will provide to the Fund under the Sub-Advisory Agreement.
Historical Performance. The Board noted that while Piton has not previously managed the Fund, the Fund’s current portfolio managers, Messrs. Codey and Foretescue, will continue to serve as the Fund’s portfolio managers if the Sub-Advisory Agreement is approved by shareholders. The Board noted that, for the one-year and since inception periods, the Fund slightly underperformed the ICE BofA Merrill Lynch 3 Month Treasury Bill Index. The Board further noted that, for the one-year period, the Fund underperformed the median for funds in the universe of Ultrashort Bond ETFs as reported by Morningstar (the “Category Peer Group”).
The Board also considered the Fund’s performance relative to its competitors identified by the Adviser as short duration bond funds (the “Selected Peer Group”). The Board noted that the Fund underperformed most of the funds in the Selected Peer Group for the one-year period. However, the Board also noted that the Adviser believes the Fund’s risk/return profile is unique because the Fund invests nearly all of its assets in repurchase agreements, whereas the funds in the Category Peer Group and the Selected Peer Group invest in short-term bonds, which exposes them to changes in the yield curve that do not affect the Fund. Consequently, the Board considered that such peer groups may not allow for an apt comparison by which to judge the Fund’s performance. The Board concluded that the portfolio managers’ experience in managing the Fund supported the decision to approve the Sub-Advisory Agreement.
Costs of Services to be Provided and Economies of Scale. The Board reviewed the sub-advisory fee to be paid by ClearShares to Piton for its services to the Fund. The Board considered the fees to be paid to Piton would be paid by ClearShares from the fee ClearShares received from the Fund and noted that the fee reflected an arm’s-length negotiation between ClearShares and Piton. The Board further determined the fee reflected an appropriate allocation of the advisory fee paid to each adviser given the work performed by each firm. The Board also evaluated the compensation and benefits expected to be received by Piton from its relationship with the Fund, taking into account an analysis of Piton’s estimated profitability with respect to the Fund.
The Board expressed the view that it currently appeared that Piton might realize economies of scale in managing the Fund as assets grow in size. The Board determined that it would monitor fees as the Fund’s assets grow to determine whether economies of scale were being effectively shared with the Fund and its shareholders.
Conclusion. No single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.
PROPOSAL 3: APPROVAL OF “MANAGER OF MANAGERS” ARRANGEMENT
    Background. You are being asked to approve a “manager of managers” arrangement that would permit the Funds and the Adviser to enter into, and materially amend, sub-advisory agreements with any sub-advisers retained by the Adviser and a Fund to manage all or a portion of the Fund’s assets without obtaining shareholder approval, if the Board concludes that such arrangements would be in the best interests of the shareholders of the Fund. The Board, including the trustees that are not interested persons of the Trust as defined by the 1940 Act, has approved the use of a “manager of managers” arrangement, and any such arrangement utilized by the Funds would be subject to Board oversight and conditions imposed by the SEC in either a rule or an exemptive order, including the requirement that any sub-advisory agreement or material change to such agreement be approved by the Board (including a majority of the Independent Trustees). ClearShares has previously filed a request for exemptive relief and the SEC granted the Order on January 19, 2021 (the “Order”). The Order is subject to a condition that a Fund’s shareholders approve the “manager of managers” arrangement prior to reliance on the Order.
If shareholders of a Fund approve Proposal 3, that Fund would be able to implement a “manager of managers” arrangement. Under a “manager of managers” arrangement, ClearShares and the Board of Trustees would be authorized to (1) engage new or additional affiliated or unaffiliated sub-advisers for the relevant Fund; (2) enter into and modify existing sub-advisory agreements for the relevant Fund with affiliated or unaffiliated sub-advisers; and (3) terminate and replace sub-advisers for a Fund with affiliated or unaffiliated sub-advisors without obtaining further approval of the Fund’s shareholders, provided the Board, including a majority of the Independent Trustees, has approved the new or amended agreement. The Board has determined to approve the proposed “manager of managers” arrangement for each Fund as this approach is expected to save a Fund the cost of seeking shareholder approval for any amendment or change to a Fund’s sub-advisory relationship. Each Fund would be authorized to disclose fees paid to sub-advisers on an aggregated basis rather than separately. Under the terms and conditions of the Order, the Funds would be subject to several conditions imposed by the SEC. For example, within 90 days of the hiring of a new sub-adviser, a Fund would be required to provide shareholders with (or electronic access to) an information statement containing information about the sub-adviser and the sub-advisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an agreement or change thereto.
ClearShares and the Board believe the Proposal is in the best interest of each Fund and its shareholders and recommend that you vote “FOR” the Proposal. Importantly, approval of the Proposal will not result in any increase in shareholder fees or expenses.
VOTING REQUIREMENTS FOR EACH PROPOSAL
Required Vote. Approval of each Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the applicable Fund present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding shares. If each of Proposal 1 and Proposal 2 is approved by a Fund’s shareholders, the Sub-Advisory Agreement is expected to become effective with respect to such Fund upon its approval at the Special Meeting.
If a Fund’s shareholders do not approve of Proposal 1 or Proposal 2, the Board will consider alternatives for such Fund and take such action as it deems necessary and in the best interests of such Fund and its shareholders, which may include further solicitation of the Fund’s shareholders to approve either the Sub-Advisory Agreement or a different, newly proposed sub-advisory agreement.
If a Fund’s shareholders do not approve Proposal 3, the Board will consider alternatives for each Fund and take such actions as it deems necessary and in the best interests of each Fund and its shareholders, which may include further solicitation of each Fund’s shareholders to approve a “manager of managers” arrangement for each Fund.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
OF EACH FUND VOTE “FOR” EACH PROPOSAL.
OTHER INFORMATION
Expenses Related to the Proposals. All expenses associated with the Proposals will be borne by the Adviser or its affiliates and not by the Funds.
Additional Information about the Trust. No Trustee or officer of the Trust currently holds any position with any investment adviser or a proposed sub-adviser to the Trust.
Record Date/Shareholders Entitled to Vote. Each Fund is a separate series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of each Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting with respect to the applicable Fund, including the Proposal.
Shareholders of each Fund at the close of business on August 16, 2021, the Record Date, will be entitled to be present and vote at the Special Meeting. As of the close of business on the Record Date, the ClearShares OCIO ETF had [ ] common shares issued and outstanding and the ClearShares Ultra-Short Maturity ETF had [ ] common shares issued and outstanding.
Voting Proxies. You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call toll-free [proxy phone number]. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” the Proposal and may vote at their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.
If sufficient votes are not received for one or both Funds by the date of the Special Meeting, the Special Meeting may be adjourned, once or more, by either the chairman of the Special Meeting or by the vote of the holders of a majority of the applicable Fund’s shares present at the Special Meeting in person or by proxy to permit further solicitation of proxies. If there is a vote to adjourn, persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the Proposal and vote against adjournment all proxies that voted against the Proposal. If sufficient votes are received by the date of the Special Meeting for only one Fund, the Proposal may be approved with respect to such Fund, and the Special Meeting may be adjourned, once or more, with respect to the remaining Fund.

Quorum Required. Each Fund must have a quorum of shares represented at the Special Meeting, in person or by proxy, to take action on any matter relating to such Fund. Under the Trust’s Agreement and Declaration of Trust, as amended, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of a Fund entitled to vote at the Special Meeting.
Abstentions will be treated as present for determining whether a quorum is present with respect to a particular matter. However, abstentions will have the effect of a vote against the Proposal and any other matter that requires the affirmative vote of the Fund’s outstanding shares for approval. Abstentions will not be counted as voting on any other matter at the Special Meeting when the voting requirement is based on achieving a plurality or percentage of the “voting securities present.”
If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the chairman of the Special Meeting or the holders of a majority of a Fund’s shares present at the Special Meeting, in person or by proxy, may adjourn the Special Meeting with respect to such Proposal and such Fund to permit further solicitation of proxies.
Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust, the Adviser, and/or [Proxy Solicitor], a professional proxy solicitor (the “Proxy Solicitor”), primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Trust or the Adviser, none of whom will be paid for these services, or by the Proxy Solicitor. The Adviser will pay the costs of the Special Meeting and the expenses incurred in connection with the solicitation of proxies, including any expenses associated with the services of the Proxy Solicitor, which are expected to be $[ ]. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Funds held of record by such persons. The Adviser may reimburse such broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of a Fund.
Meeting Venue. We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website [proxy website link], and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Special Meeting in the event that, as of October 1, 2021, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
Distributor, Administrator, and Transfer Agent. The Funds’ distributor and principal underwriter is Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent and administrator.
Share Ownership. To the knowledge of the Trust’s management, as of the close of business on August 16, 2021, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of each Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares. To the knowledge of the Trust’s management, as of the close of business on August 16, 2021, persons owning of record more than 5% of the outstanding shares of a Fund are as listed in the table below. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the applicable Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the applicable Fund on any matter requiring the approval of that Fund’s shareholders.
ClearShares OCIO ETF

Name and Address	Number of Shares	% Ownership	Type of Ownership
Oppenheimer & Co. Inc. 85 Broad Street New York, NY 10004	[ ]	[%]	Record

    ClearShares Ultra-Short Maturity ETF

Name and Address	Number of Shares	% Ownership	Type of Ownership
Oppenheimer & Co. Inc. 85 Broad Street New York, NY 10004	[ ]	[%]	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	[ ]	[%]	Record
Reports to Shareholders. Copies of the Funds’ most recent annual and semi-annual reports may be requested without charge by writing to the Funds, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling toll-free 1-800-617-0004.
GENERAL INFORMATION
Other Matters to Come Before the Special Meeting. The Trust’s management does not know of any matters to be presented at the Special Meeting other than the Proposals described above. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.
Shareholder Proposals. The Agreement and Declaration of Trust, as amended, and the Amended and Restated By-laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.
Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call [proxy phone number]. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-617-0004 or write to the Funds, c/o U.S. Bank Global Fund Services at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
This Proxy Statement is available on the internet at [ ]. You may request a copy by mail (ClearShares ETFs, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or by telephone at [proxy phone number]. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

Exhibit A
ETF SERIES SOLUTIONS
INVESTMENT SUB-ADVISORY AGREEMENT
with
Blueprint Investment Partners
This INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”) is made as of this [ ] day of [ ], 2021 by and between ClearShares LLC, a Delaware limited liability company with its principal place of business at 420 Lexington Avenue, Suite 428, New York, New York, 10170, (the “Adviser”), ETF SERIES SOLUTIONS (the “Trust”), and Blueprint Investment Partners, a North Carolina limited partnership with its principal place of business located at 1250 Revolution Mill Dr., Suite 150, Greensboro, North Carolina 27405 (the “Sub-Adviser”).
W I T N E S S E T H
WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”); and
WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated September 12, 2019, as amended to add additional series, with the Trust; and
WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and
WHEREAS, the Investment Advisory Agreement contemplates that the Adviser may appoint a sub-adviser to perform some or all of the services for which the Adviser is responsible; and
WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund listed in Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties.
NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

1.Duties of the Sub-Adviser. Subject to supervision and oversight of the Adviser and the Board of Trustees (the “Board”), and in accordance with the terms and conditions of the Agreement, the Sub-Adviser shall manage all of the securities and other assets of the Funds entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Funds’ respective investment objectives, guidelines, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:
(a)    The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash as is permissible.
(b)    In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Prospectus, the Statement of Additional Information, the written instructions and directions of the Adviser and of the Board, the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time and provided to the Sub-Adviser and the Trust’s policies and procedures provided to the Sub-Adviser and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Commodity Exchange Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)    The Sub-Adviser shall determine the Assets to be purchased or sold by the Funds as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Funds’ Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best execution and overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, as amended, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the U.S. Securities and Exchange Commission (“SEC”) and the 1940 Act.
(d)    The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act, as requested by the Adviser. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).
(e)    The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust.
(f)    The Adviser acknowledges that the Sub-Adviser performs investment advisory services for various other clients in addition to the Funds and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients that may differ from the advice given or the timing or nature of action taken for a particular Fund.
(g)    The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.
(h)    The Sub-Adviser will have no obligation to advise, initiate or take any other action on behalf of the Adviser, the Funds or the Assets in any legal proceedings (including, without limitation, class actions and bankruptcies) relating to the securities comprising the Assets or any other matter. Sub-Adviser will not
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file proofs of claims relating to the securities comprising the Assets or any other matter and will not notify the Adviser, the Funds or the Trust’s custodian of class action settlements or bankruptcies relating to the Assets.
(i)    In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or a sub-adviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Sub-Adviser shall not provide investment advice to any assets of the Funds other than the Assets which it sub-advises.
(j)    On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.
(k)    The Sub-Adviser shall maintain books and records with respect to the Funds’ securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the Sub-Adviser and its key investment personnel providing services with respect to the Funds and the investment and the reinvestment of the Assets of the Funds. The Sub-Adviser shall furnish to the Adviser or the Board such reasonably requested regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.
(l) The fair valuation of securities in a Fund may be required when the Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio. The Sub-Adviser will provide assistance in determining the fair value of the Assets, as necessary and reasonably requested by the Adviser or its agent, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser if market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security.
2.Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Prospectus, the Statement of Additional Information, the written instructions and directions of the Board, the requirements of the 1940 Act, the Code, and all other applicable federal laws and regulations, as each is amended from time to time.
3.Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies of each of the following documents:
(a)    The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);
(b)    Amended and Restated By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);
(c)    Prospectus and Statement of Additional Information of the Funds, as amended from time to time;
(d)    Resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser to the Funds;
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(e)    Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;
(f)    A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter; and
(g)    The terms and conditions of exemptive and no-action relief granted to the Trust, as amended from time to time.
The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit any of the Funds to use the Sub-Adviser’s name or make representations regarding Sub-Adviser or its affiliates without prior written consent of Sub-Adviser, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser in writing specifically for use in the Fund’s registration statement, as amended or supplemented from time to time, or in Fund shareholder reports or proxy statements and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Fund or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.
4.    Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee at the rate specified in Schedule A which is attached hereto and made part of this Agreement. The fee will be calculated based on the daily value of the Assets under the Sub-Adviser’s management (as calculated as described in the Fund’s registration statement), shall be computed daily, and will be paid to the Sub-Adviser not less than monthly in arrears. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.
In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect; provided, however that any minimum annual fee for any Fund (as noted on Schedule A) will not be prorated if this Agreement is terminated with respect to such Fund within twelve (12) months of its inception under this Agreement, but, rather, such minimum annual fee shall be paid by the Adviser in full (minus any investment management fees already paid during such period) at the time of termination.
5.    Expenses. The Sub-Adviser will furnish, at its expense, all necessary facilities and personnel, including personnel compensation, expenses and fees required for the Sub-Adviser to perform its duties under this Agreement; administrative facilities, including operations and bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser may enter into an agreement with the Funds to limit the operating expenses of the Fund.
6.    Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement to the extent resulting from or relating to Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.
The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with this Agreement (including, without limitation, any claims of infringement or misappropriation of the intellectual property rights of a third party against the Sub-Adviser or any affiliated person relating to any index or index data provided to Sub-Adviser by the Adviser or Adviser’s agent and used by the Sub-Adviser in connection with performing its duties under this Agreement); provided,
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however, that the Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.
Notwithstanding anything to the contrary contained herein, no party to this Agreement shall be responsible or liable for its failure to perform under this Agreement or for any losses to the Assets resulting from any event beyond the reasonable control of such party or its agents, including, but not limited to, nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts or war, terrorism, insurrection or revolution; or acts of God, or any other similar event. In no event, shall any party be responsible for incidental, consequential or punitive damages hereunder.
The provisions of this Section shall survive the termination of this Agreement.
7.    Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:
(a)    The Sub-Adviser is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;
(b)    The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Sub-Adviser will also promptly notify the Trust and the Adviser if it, a member of its executive management or portfolio manager for the Assets is served or otherwise receives notice of any action, suit, proceeding or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or relating to the investment advisory services of the Sub-Adviser (other than any routine regulatory examinations);
(c)    The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives, guidelines and policies or any applicable law or regulation; or (b) any material breach of any of the Fund(s)’ or the Sub-Adviser’s policies, guidelines or procedures relating to the Funds.
(d)    The Sub-Adviser is fully authorized under all applicable law and regulation to enter into this Agreement and serve as Sub-Adviser to the Funds and to perform the services described under this Agreement;
(e)    The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the state of New York with the power to own and possess its assets and carry on its business as it is now being conducted;
(f)    The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its corporate members or board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;
(g)    This Agreement is a valid and binding agreement of the Sub-Adviser;
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(h)    The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate, current and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;
(i)    The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.
(j)    The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.
8.    Duration and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below.
(a)    Duration. This Agreement shall become effective with respect to a Fund upon the latest of (i) the approval by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; (ii) the approval of a majority of the Fund’s outstanding voting securities, if required by the 1940 Act; and (iii) the commencement of the Sub-Adviser’s management of the Fund. This Agreement shall continue in effect for a period of two years from the effective date described in this sub-paragraph, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.
(b)    Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:
(i)    By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;
(ii)    By the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Section 7 and Section 9 hereof, which shall not have been cured within twenty (20) days of the Sub-Adviser’s receipt of written notice of such breach;
(iii)    By the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement; or
(iv)    By the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Board.
This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust upon notice to the Sub-Adviser. As used in this Section 8, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.
9.    Regulatory Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:
(a)    in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and
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(b)    the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Section 9(b), along with the policies and procedures referred to in Section 9(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).
10.    Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law and regulation, including any demand or request of any regulatory, governmental or tax authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Funds and the actions of the Sub-Adviser and the Funds in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Funds, the Board, or such persons as the Adviser may designate in connection with the Funds. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser, its affiliates and agents in connection with its obligation to provide investment advice and other services to the Funds and to assist or enable the effective management of the Adviser’s and the Funds’ overall relationship with the Sub-Adviser and its affiliates. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Funds shall be deemed proprietary and confidential information of the Adviser, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-Adviser shall maintain and enforce adequate security and oversight procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.
11.    Reporting of Compliance Matters.
(a)    The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following:
(i)    a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a‑1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;
(ii)    on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;
(iii)    a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and
(iv)    an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 7 and Section 9 of this Agreement.
(b)    The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.
12.    The Name “Blueprint.” The Adviser grants to the Sub-Adviser a sub-license to use the name “Blueprint” (the “Name”). The foregoing authorization by the Adviser to the Sub-Adviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Sub-Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Sub-Adviser shall only use the Name in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Sub-Adviser nor any affiliate or agent of it shall make reference to or use the Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided that the Sub-Adviser is authorized to disclose the Name and the Adviser’s and the Funds identities as clients of the Sub-Adviser in any representative client list prepared by the Sub-Adviser for use in marketing materials. The Sub-Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Sub-Adviser to satisfy the foregoing obligation in connection with any services such affiliates or agents provide to the Sub-Adviser or the Funds under this Agreement.
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The Adviser has obtained all licenses and permissions necessary for the Sub-Adviser to use any index data provided to it by the Adviser or Adviser’s agent under this Agreement and the Sub-Adviser is not required to obtain any such licenses or permissions itself.
13.    Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.
14.    Severability. Should any part of this Agreement be held invalid by a court decision, statute, regulation, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
15.    Notice. Any notice, advice, document, report or other client communication to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid or electronically addressed by the party giving notice to the other party at the last address furnished by the other party. By consenting to the electronic delivery of any notice, advice, document, report or other client communication in respect of this Agreement or as required pursuant to applicable law, the Adviser authorizes the Sub-Adviser to deliver all communications by email or other electronic means.

To the Adviser at:	ClearShares LLC 420 Lexington Avenue, Suite 428, New York, New York, 10170 Attention: Tom Deegan Email: tdeegan@clear-shares.com
To the Trust at:	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Attention: Michael D. Barolsky, Secretary Email: Michael.Barolsky@usbank.com
To the Sub-Adviser at:	Blueprint Investment Partners 1250 Revolution Mill Dr., Suite 150 Greensboro, North Carolina 27405 Attention: [ ] Email: [ ]

16.    [Reserved]
17.    Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser, the Sub-Adviser and the Trust, and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.
18.    Representations and Warranties of the Adviser.
(a)    Each Fund is an “eligible contract participant” as defined in Section 1a(18) of the U.S. Commodity Exchange Act (the “CEA”) and U.S. Commodity Futures Trading Commission (“CFTC”) Rule 1.3(m) thereunder and a “qualified eligible person” as defined in Rule 4.7 of the CFTC. The Adviser consents to each Fund being treated as an exempt account under Rule 4.7 of the CFTC;
(b)    The Adviser is not registered with the National Futures Association as a commodity pool operator or commodity trading adviser because it does not engage in any activities requiring such registration;
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(c)    The execution, delivery and performance by the Adviser and the Funds of this Agreement have been duly authorized by all necessary action on the part of the Adviser and the Board (including full authority to bind the Funds to the terms of this Agreement); and
(d)    The Adviser will promptly notify the Sub-Adviser if any of the above representations in this Section are no longer true and accurate.
19.    Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.
20.    Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.
21.    Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.
In the event the terms of this Agreement are applicable to more than one Fund of the Trust as specified in Schedule A attached hereto, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 8 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.
22.    Miscellaneous.
(a)    A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.
(b)    Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.
[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

CLEARSHARES LLC By: Name: Title:
BLUEPRINT INVESTMENT PARTNERS By: Name: Title:
ETF SERIES SOLUTIONS By: Name: Michael D. Barolsky Title: Vice President

Signature Page to
Sub-Advisory Agreement

SCHEDULE A
to the
INVESTMENT SUB-ADVISORY AGREEMENT
Dated [ ], 2021 between
ClearShares LLC
and
BLUEPRINT INVESTMENT PARTNERS
and
ETF Series Solutions

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, a fee, computed daily at an annual rate based on the daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Rate
ClearShares OCIO ETF (OCIO)	0.06% on net assets up to the net assets as of the commencement of the Sub-Adviser’s management of OCIO and 0.10% on assets greater than such amount

Exhibit B
ETF SERIES SOLUTIONS
INVESTMENT SUB-ADVISORY AGREEMENT
with
Piton Investment Management, LP
This INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”) is made as of this 29th day of July, 2020 by and between ClearShares LLC, a Delaware limited liability company with its principal place of business at 420 Lexington Avenue, Suite 428, New York, New York, 10170, (the “Adviser”), ETF SERIES SOLUTIONS (the “Trust”), and Piton Investment Management, LP, a Delaware limited partnership with its principal place of business located at 420 Lexington Avenue, Suite 428, New York, New York, 10170 (the “Sub-Adviser”).
W I T N E S S E T H
WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”); and
WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated September 12, 2019, as amended to add additional series, with the Trust; and
WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and
WHEREAS, the Investment Advisory Agreement contemplates that the Adviser may appoint a sub-adviser to perform some or all of the services for which the Adviser is responsible; and
WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund listed in Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties.
NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

1.    Duties of the Sub-Adviser. Subject to supervision and oversight of the Adviser and the Board of Trustees (the “Board”), and in accordance with the terms and conditions of the Agreement, the Sub-Adviser shall manage all of the securities and other assets of the Funds entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Funds’ respective investment objectives, guidelines, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:
(a)    The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash as is permissible.
(b)    In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Prospectus, the Statement of Additional Information, the written instructions and directions of the Adviser and of the Board, the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time and provided to the Sub-Adviser and the Trust’s policies and procedures provided to the Sub-Adviser and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Commodity Exchange Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.
(c)    The Sub-Adviser shall determine the Assets to be purchased or sold by the Funds as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Funds’ Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best execution and overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, as amended, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the U.S. Securities and Exchange Commission (“SEC”) and the 1940 Act.
(d)    The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act, as requested by the Adviser. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).
(e)    The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust.
(f)    The Adviser acknowledges that the Sub-Adviser performs investment advisory services for various other clients in addition to the Funds and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients that may differ from the advice given or the timing or nature of action taken for a particular Fund.
(g)    The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.
(h)    The Sub-Adviser will have no obligation to advise, initiate or take any other action on behalf of the Adviser, the Funds or the Assets in any legal proceedings (including, without limitation, class
2

actions and bankruptcies) relating to the securities comprising the Assets or any other matter. Sub-Adviser will not file proofs of claims relating to the securities comprising the Assets or any other matter and will not notify the Adviser, the Funds or the Trust’s custodian of class action settlements or bankruptcies relating to the Assets.
(i)    In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or a sub-adviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Sub-Adviser shall not provide investment advice to any assets of the Funds other than the Assets which it sub-advises.
(j)    On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.
(k)    The Sub-Adviser shall maintain books and records with respect to the Funds’ securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the Sub-Adviser and its key investment personnel providing services with respect to the Funds and the investment and the reinvestment of the Assets of the Funds. The Sub-Adviser shall furnish to the Adviser or the Board such reasonably requested regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.
(l)    The fair valuation of securities in a Fund may be required when the Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio. The Sub-Adviser will provide assistance in determining the fair value of the Assets, as necessary and reasonably requested by the Adviser or its agent, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser if market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security.
2.    Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Prospectus, the Statement of Additional Information, the written instructions and directions of the Board, the requirements of the 1940 Act, the Code, and all other applicable federal laws and regulations, as each is amended from time to time.
3.    Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies of each of the following documents:
(a)    The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);
(b)    Amended and Restated By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);
(c)    Prospectus and Statement of Additional Information of the Funds, as amended from time to time;
(d)    Resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser to the Funds;
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(e)    Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;
(f)    A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter; and
(g)    The terms and conditions of exemptive and no-action relief granted to the Trust, as amended from time to time.
The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit any of the Funds to use the Sub-Adviser’s name or make representations regarding Sub-Adviser or its affiliates without prior written consent of Sub-Adviser, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser in writing specifically for use in the Fund’s registration statement, as amended or supplemented from time to time, or in Fund shareholder reports or proxy statements and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Fund or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.
4.    Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee at the rate specified in Schedule A which is attached hereto and made part of this Agreement. The fee will be calculated based on the daily value of the Assets under the Sub-Adviser’s management (as calculated as described in the Fund’s registration statement), shall be computed daily, and will be paid to the Sub-Adviser not less than monthly in arrears. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.
In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect; provided, however that any minimum annual fee for any Fund (as noted on Schedule A) will not be prorated if this Agreement is terminated with respect to such Fund within twelve (12) months of its inception under this Agreement, but, rather, such minimum annual fee shall be paid by the Adviser in full (minus any investment management fees already paid during such period) at the time of termination.
5.    Expenses. The Sub-Adviser will furnish, at its expense, all necessary facilities and personnel, including personnel compensation, expenses and fees required for the Sub-Adviser to perform its duties under this Agreement; administrative facilities, including operations and bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser may enter into an agreement with the Funds to limit the operating expenses of the Fund.
6.    Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement to the extent resulting from or relating to Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.
The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with this Agreement (including, without limitation, any claims of infringement or misappropriation of the intellectual property rights of a third party against the Sub-Adviser or any affiliated person relating to any index or index data provided to Sub-Adviser by the Adviser or Adviser’s agent and used by the Sub-Adviser in connection with performing its duties under this Agreement); provided, however, that the Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or
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the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.
Notwithstanding anything to the contrary contained herein, no party to this Agreement shall be responsible or liable for its failure to perform under this Agreement or for any losses to the Assets resulting from any event beyond the reasonable control of such party or its agents, including, but not limited to, nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts or war, terrorism, insurrection or revolution; or acts of God, or any other similar event. In no event, shall any party be responsible for incidental, consequential or punitive damages hereunder.
The provisions of this Section shall survive the termination of this Agreement.
7.    Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:
(a)    The Sub-Adviser is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;
(b)    The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Sub-Adviser will also promptly notify the Trust and the Adviser if it, a member of its executive management or portfolio manager for the Assets is served or otherwise receives notice of any action, suit, proceeding or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or relating to the investment advisory services of the Sub-Adviser (other than any routine regulatory examinations);
(c)    The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives, guidelines and policies or any applicable law or regulation; or (b) any material breach of any of the Fund(s)’ or the Sub-Adviser’s policies, guidelines or procedures relating to the Funds.
(d)    The Sub-Adviser is fully authorized under all applicable law and regulation to enter into this Agreement and serve as Sub-Adviser to the Funds and to perform the services described under this Agreement;
(e)    The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the state of New York with the power to own and possess its assets and carry on its business as it is now being conducted;
(f)    The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its corporate members or board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;
(g)    This Agreement is a valid and binding agreement of the Sub-Adviser;
(h)    The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate, current and
5

complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;
(i)    The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.
(j)    The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.
8.    Duration and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below.
(a)    Duration. This Agreement shall become effective with respect to a Fund upon the latest of (i) the approval by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; (ii) the approval of a majority of the Fund’s outstanding voting securities, if required by the 1940 Act; and (iii) the commencement of the Sub-Adviser’s management of the Fund. This Agreement shall continue in effect for a period of two years from the effective date described in this sub-paragraph, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.
(b)    Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:
(i)    By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;
(ii)    By the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Section 7 and Section 9 hereof, which shall not have been cured within twenty (20) days of the Sub-Adviser’s receipt of written notice of such breach;
(iii)    By the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement; or
(iv)    By the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Board.
This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust upon notice to the Sub-Adviser. As used in this Section 8, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.
9.    Regulatory Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:
(a)    in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and
(b)    the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this
6

Section 9(b), along with the policies and procedures referred to in Section 9(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).
10.    Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law and regulation, including any demand or request of any regulatory, governmental or tax authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Funds and the actions of the Sub-Adviser and the Funds in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Funds, the Board, or such persons as the Adviser may designate in connection with the Funds. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser, its affiliates and agents in connection with its obligation to provide investment advice and other services to the Funds and to assist or enable the effective management of the Adviser’s and the Funds’ overall relationship with the Sub-Adviser and its affiliates. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Funds shall be deemed proprietary and confidential information of the Adviser, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-Adviser shall maintain and enforce adequate security and oversight procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.
11.    Reporting of Compliance Matters.
(a)    The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following:
(i)    a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a‑1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;
(ii)    on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;
(iii)    a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and
(iv)    an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 7 and Section 9 of this Agreement.
(b)    The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.
12.    The Name “ClearShares Piton Intermediate Fixed Income ETF.” The Adviser grants to the Sub-Adviser a sub-license to use the name “ClearShares Piton Intermediate Fixed Income ETF” (the “Name”). The foregoing authorization by the Adviser to the Sub-Adviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Sub-Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Sub-Adviser shall only use the Name in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Sub-Adviser nor any affiliate or agent of it shall make reference to or use the Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided that the Sub-Adviser is authorized to disclose the Name and the Adviser’s and the Funds identities as clients of the Sub-Adviser in any representative client list prepared by the Sub-Adviser for use in marketing materials. The Sub-Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Sub-Adviser to satisfy the foregoing obligation in connection with any services such affiliates or agents provide to the Sub-Adviser or the Funds under this Agreement. The Adviser has obtained all licenses and permissions necessary for the Sub-Adviser to use any index data provided to it by the Adviser or
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Adviser’s agent under this Agreement and the Sub-Adviser is not required to obtain any such licenses or permissions itself.
13.    Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.
14.    Severability. Should any part of this Agreement be held invalid by a court decision, statute, regulation, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
15.    Notice. Any notice, advice, document, report or other client communication to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid or electronically addressed by the party giving notice to the other party at the last address furnished by the other party. By consenting to the electronic delivery of any notice, advice, document, report or other client communication in respect of this Agreement or as required pursuant to applicable law, the Adviser authorizes the Sub-Adviser to deliver all communications by email or other electronic means.

To the Adviser at:	ClearShares LLC 420 Lexington Avenue, Suite 428, New York, New York, 10170 Attention: Tom Deegan Email: tdeegan@clear-shares.com
To the Trust at:	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Attention: Michael D. Barolsky, Secretary Email: Michael.Barolsky@usbank.com
To the Sub-Adviser at:	Piton Investment Management, LP 420 Lexington Avenue, Suite 428, New York, New York, 10170 Attention: [ ] Email: [ ]

16.    [Reserved]
17.    Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser, the Sub-Adviser and the Trust, and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.
18.    Representations and Warranties of the Adviser.
(a)    Each Fund is an “eligible contract participant” as defined in Section 1a(18) of the U.S. Commodity Exchange Act (the “CEA”) and U.S. Commodity Futures Trading Commission (“CFTC”) Rule 1.3(m) thereunder and a “qualified eligible person” as defined in Rule 4.7 of the CFTC. The Adviser consents to each Fund being treated as an exempt account under Rule 4.7 of the CFTC;
(b)    The Adviser is not registered with the National Futures Association as a commodity pool operator or commodity trading adviser because it does not engage in any activities requiring such registration;
(c)    The execution, delivery and performance by the Adviser and the Funds of this Agreement have been duly authorized by all necessary action on the part of the Adviser and the Board (including full authority to bind the Funds to the terms of this Agreement); and
8

(d)    The Adviser will promptly notify the Sub-Adviser if any of the above representations in this Section are no longer true and accurate.
19.    Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.
20.    Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.
21.    Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.
In the event the terms of this Agreement are applicable to more than one Fund of the Trust as specified in Schedule A attached hereto, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 8 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.
22.    Miscellaneous.
(a)    A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.
(b)    Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.
[Signature page follows]

9

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

CLEARSHARES LLC By: Name: Title:
PITON INVESTMENT MANAGEMENT, LP By: Name: Title:
ETF SERIES SOLUTIONS By: Name: Michael D. Barolsky Title: Vice President

Signature Page to
Sub-Advisory Agreement

SCHEDULE A
to the
INVESTMENT SUB-ADVISORY AGREEMENT
Dated July 29, 2020 between
CLEARSHARES LLC
and
PITON INVESTMENT MANAGEMENT, LP
and
ETF SERIES SOLUTIONS

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, a fee, computed daily at an annual rate based on the daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Rate
ClearShares Piton Intermediate Fixed Income ETF (PIFI)	0.10%
ClearShares Ultra-Short Maturity ETF (OPER)	0.03%

[logo]	VOTE BY MAIL 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side of the proxy card. 3.Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE 1.Read the proxy statement and locate your control number below. 2.Go to [ ]. 3.Follow the simple instructions.

VOTE BY PHONE 1.Read the proxy statement and locate your control number below. 2.Call toll-free [ ]. 3.Follow the simple instructions.

∇ PLEASE DETACH AT PERFORATION BEFORE MAILING ∇
CLEARSHARES OCIO ETF (OCIO)
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [ ]

The undersigned hereby appoints each of Michael A. Castino, Kristina R. Nelson, Kristen M. Weitzel, Isabella K. Zoller, and Michael D. Barolsky, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Central time, on October 1, 2021 at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable Sign in the box above.
Date ________________________________________
Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on October 1, 2021.
The proxy statement for this meeting is available at [ ].

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

∇ PLEASE DETACH AT PERFORATION BEFORE MAILING ∇

This proxy is solicited on behalf of the Board of Trustees of ETF Series Solutions (the “Trust”), and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposals. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS:

	FOR	AGAINST	ABSTAIN
1.
To approve a new investment sub-advisory agreement among ClearShares LLC, Blueprint Investment Partners LLC, and ETF Series Solutions, on behalf of the ClearShares OCIO ETF. No increase in shareholder fees or expenses is being proposed.

2.
To approve a “manager of managers” arrangement that would grant the ClearShares OCIO ETF and its investment adviser greater flexibility to change sub-advisory arrangements without shareholder approval, subject to prior approval by the Trust’s Board of Trustees. No increase in shareholder fees or expenses is being proposed.

[logo]	VOTE BY MAIL 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side of the proxy card. 3.Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE 1.Read the proxy statement and locate your control number below. 2.Go to [ ]. 3.Follow the simple instructions.

VOTE BY PHONE 1.Read the proxy statement and locate your control number below. 2.Call toll-free [ ]. 3.Follow the simple instructions.

∇ PLEASE DETACH AT PERFORATION BEFORE MAILING ∇
CLEARSHARES ULTRA-SHORT MATURITY ETF (OPER)
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [ ]

The undersigned hereby appoints each of Michael A. Castino, Kristina R. Nelson, Kristen M. Weitzel, Isabella K. Zoller, and Michael D. Barolsky, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Central time, on October 1, 2021 at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable Sign in the box above.
Date ________________________________________
Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on October 1, 2021.
The proxy statement for this meeting is available at [ ].

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

∇ PLEASE DETACH AT PERFORATION BEFORE MAILING ∇

This proxy is solicited on behalf of the Board of Trustees of ETF Series Solutions (the “Trust”), and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposals. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS:

	FOR	AGAINST	ABSTAIN
1.
To approve a new investment sub-advisory agreement among ClearShares LLC, Piton Investment Management, L.P., and ETF Series Solutions, on behalf of the ClearShares Ultra-Short Maturity ETF. No increase in shareholder fees or expenses is being proposed.

2.
To approve a “manager of managers” arrangement that would grant the ClearShares Ultra-Short Maturity ETF and its investment adviser greater flexibility to change sub-advisory arrangements without shareholder approval, subject to prior approval by the Trust’s Board of Trustees. No increase in shareholder fees or expenses is being proposed.